UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation)
550 South Tryon Street
Charlotte, North Carolina 28202-1803
704-382-3853

1-4928	DUKE ENERGY CAROLINAS, LLC	56-0205520
(a North Carolina limited liability company)
526 South Church Street
Charlotte, North Carolina 28202-1803
704-382-3853

1-3382	DUKE ENERGY PROGRESS, LLC	56-0165465
(a North Carolina limited liability company)
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares	DUK PR A	New York Stock Exchange LLC
each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2021, Duke Energy Carolinas, LLC (“DEC”) and Duke Energy Progress, LLC (“DEP” and, together with DEC, the “Companies”) entered into a Settlement Agreement (the “Settlement”) with the Public Staff-North Carolina Utilities Commission (“Public Staff”), the North Carolina Attorney General’s Office (“AGO”) and the Sierra Club (collectively, the “Intervenor Settling Parties” and, together with DEC and DEP, the “Parties”), which will be filed with the North Carolina Utilities Commission ("NCUC") on January 25, 2021. The Settlement resolves all coal ash prudence and cost recovery issues in connection with the Companies’ 2019 rate cases filed with the NCUC, as well as the equitable sharing issue on remand from the Companies’ 2017 North Carolina rate cases as a result of the December 11, 2020, North Carolina Supreme Court opinion. The Settlement also provides clarity on coal ash cost recovery through January 2030, for DEC and through February 2030, for DEP (the “Term”).

In addition to resolving all coal ash prudence and cost recovery issues in the 2019 DEC and DEP North Carolina rate cases and resolving the issue on remand in the 2017 DEC and DEP North Carolina rate cases, pursuant to the Settlement, the Companies agreed to not seek recovery of approximately $1 billion of system-wide deferred coal ash expenditures. The Companies will retain the ability to earn a debt and equity return during the amortization period, which shall be five years in the pending 2019 North Carolina rate cases and will be set by the NCUC in future rate case proceedings. The equity return and the amortization period on deferred coal ash costs under the 2017 DEC and DEP North Carolina rate cases will remain unaffected. The equity return on deferred coal ash costs under the 2019 North Carolina rate cases and future rate cases in North Carolina during the Term will be set at 150 basis points lower than the authorized return on equity then in effect, with a capital structure composed of 48% debt and 52% equity. The Companies retain the ability to earn a full weighted average cost of capital return during the deferral period – the period from when costs are incurred until they are recovered in rates.

The Intervenor Settling Parties agree that the Companies’ execution of the Settlement Agreement between the Companies and the North Carolina Department of Environmental Quality ("DEQ") dated December 31, 2019 (the “DEQ Settlement”) and the coal ash management plans included therein or subsequently approved by DEQ are reasonable and prudent. The Intervenor Settling Parties retain the right to challenge the reasonableness and prudence of the Companies’ actions taken and costs incurred to implement the scope of work agreed upon in the DEQ Settlement after February 1, 2020, for DEC and March 1, 2020 for DEP. The Intervenor Settling Parties further agreed to waive rights to challenge the reasonableness or prudence of the Companies’ historical coal ash management practices, and to waive the right to assert any arguments that future coal ash costs, including financing costs, shall be shared between either Company and customers through equitable sharing or any other rate base or return adjustment that shares the revenue requirement burden of coal ash costs not otherwise disallowed due to imprudence through the Term.

The Parties agree to share future coal ash insurance litigation proceeds between the Companies and North Carolina customers, if achieved.

As a result of the Settlement, DEC and DEP will each take a one-time estimated pre-tax charge to earnings of approximately $500 million, in the fourth quarter of 2020, which will be treated as a special item and excluded from adjusted earnings per share.

The Settlement is subject to the review and approval of the NCUC. The Parties intend to request an expedited review by the NCUC and anticipate an order on the pending 2019 DEC rate case in the coming weeks and on the 2019 DEP North Carolina rate case shortly thereafter.

Item 2.06. Material Impairments.

The information contained in Item 1.01 above relating to material charges is incorporated into this Item 2.06 by reference.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

•The impact of the COVID-19 pandemic;

•State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

•Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

•Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;

•Advancements in technology;

•Additional competition in electric and natural gas markets and continued industry consolidation;

•The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

•The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;

•The ability to obtain the necessary permits and approvals and to complete necessary or desirable pipeline expansion or infrastructure projects in our natural gas business;

•Operational interruptions to our natural gas distribution and transmission activities;

•The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

•The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

•The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

•Credit ratings of Duke Energy Corporation, DEC and DEP (the Duke Energy Registrants) may be different from what is expected;

•Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•The ability to control operation and maintenance costs;

•The level of creditworthiness of counterparties to transactions;

•The ability to obtain adequate insurance at acceptable costs;

•Employee workforce factors, including the potential inability to attract and retain key personnel;

•The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

•The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

•The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•The impacts from potential impairments of goodwill or equity method investment carrying values; and

•The ability to implement our business strategy, including enhancing existing technology systems.

Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants’ reports filed with the SEC and available at the SEC’s website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Summary of Coal Ash Settlement filed with the North Carolinas Utilities Commission - Duke Energy Carolinas and Duke Energy Progress

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: January 25, 2021	By: /s/ David S. Maltz
Name: David S. Maltz
Title: Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC
Date: January 25, 2021	By: /s/ David S. Maltz
Name: David S. Maltz
Title: Vice President, Legal, Chief Governance Officer and Assistant Secretary

DUKE ENERGY PROGRESS, LLC
Date: January 25, 2021	By: /s/ David S. Maltz
Name: David S. Maltz
Title: Vice President, Legal, Chief Governance Officer and Assistant Secretary